Acquisitions	12 Months Ended
Dec. 31, 2018
Acquisitions
Acquisitions

Note 23 Acquisitions

The revenue and operating loss of the Company’s 2018 acquisitions included in the Company’s Consolidated Statements of Income since the acquisitions are $179.0 million and ($5.4) million, respectively, for the year ended December 31, 2018.

iMobile3

On June 1, 2018, TSYS acquired substantially all of the assets of iMobile3, LLC, a leading provider of private-labeled small business solutions within the payments industry, for $13.4 million in cash. The newly acquired business is part of the Company’s Merchant Solutions segment. The goodwill amount of $5.3 million arising from the acquisition is primarily attributable to the economies of scale from combining the assets of TSYS and iMobile3. All of the goodwill was assigned to TSYS’ Merchant Solutions segment. The goodwill recognized is expected to be deductible for income tax purposes.

Identifiable intangible assets acquired in the iMobile3 acquisition include technology of $6.9 million and non-compete agreements of $900,000. The measurement period, during which changes in assets or other items of consideration are subject to adjustment, ends one year following the acquisition date. The intangible assets are being amortized over their estimated useful lives of three to five years based on the pattern of expected future economic benefit, which approximates a straight-line basis over the useful lives of the assets.

Additional disclosures relating to the iMobile3 acquisition, including pro forma financial information, have not been included since the transaction is insignificant.

Redeemable Noncontrolling Interest – CPAY

2018

In April 2018, the Company acquired the remaining 15% equity interest in Central Payment Co., LLC from a privately-owned company for $126.0 million.

2017

On February 3, 2017, the Company acquired an additional 10% equity interest in CPAY from a privately-owned company for $70.0 million. This purchase reduced the remaining redeemable noncontrolling interest in CPAY to 15% of its total outstanding equity and extended the put call arrangement until April 2018. The transaction resulted in a decrease to noncontrolling interest of $9.8 million and a decrease to additional paid-in-capital of $60.2 million.

Cayan

On January 11, 2018, TSYS completed the acquisition of 100 percent ownership of Cayan, a payment technology company focused on integrated payment solutions and merchant acquiring, in an all cash transaction valued at approximately $1.05 billion. In connection with the acquisition, the Company entered into a Loan Facility with Bank of America, N.A. as administrative agent and the other lenders a party thereto from time to time to provide a $450 million two-year bilateral loan (see Note 12). The results of the newly acquired business are being reported by TSYS as part of the Merchant Solutions segment.

The goodwill amount of $0.8 billion arising from the acquisition is primarily attributable to the expansion of the Merchant Solutions segment’s customer base, differentiation in market opportunity and economies of scale expected from combining the operations of TSYS and Cayan. All of the goodwill was assigned to TSYS’ Merchant Solutions segment. Approximately $0.4 billion of the goodwill recognized is expected to be deductible for income tax purposes.

The following table summarizes the consideration paid for Cayan and the recognized amounts of the identifiable assets acquired and liabilities assumed on January 11, 2018 (the acquisition date).

(in thousands)
Consideration
Cash	$1,054,931
Fair value of total consideration transferred	$1,054,931

Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash	$16,854
Accounts receivable	16,421
Property and equipment	18,037
Deferred tax assets	3,558
Other assets	3,032
Identifiable intangible assets	314,785
Deferred tax liabilities	(127,804)
Other liabilities	(36,600)
Total identifiable net assets	208,283
Goodwill	846,648
Total identifiable assets acquired and liabilities assumed	$1,054,931

During 2018, there was an increase of $1.2 million in the purchase price due to the finalization of the working capital adjustment. In addition, there was a $13.3 million decrease in identifiable tangible assets, a $6.8 million decrease in identifiable intangible assets, a $14.0 million increase in deferred tax liabilities and a $3.4 million increase in other liabilities that resulted in a net increase to goodwill of $38.7 million.

Identifiable intangible assets acquired in the Cayan acquisition include merchant relationships, channel relationships, current technology, the Cayan and Genius trade names, non-compete agreements and favorable leases. The identifiable intangible assets had no significant estimated residual value. These intangible assets are being amortized over their estimated useful lives of one to ten years based on the pattern of expected future economic benefit, which approximates a straight-line basis over the useful lives of the assets. The fair value of the acquired identifiable intangible assets of $314.8 million was estimated using the income approach (discounted cash flow and relief from royalty methods) and cost approach. The fair values and useful lives of the identified intangible assets were primarily determined using forecasted cash flows, which included estimates for certain assumptions such as revenues, expenses, attrition rates and royalty rates. The estimated fair value of identifiable intangible assets acquired in the acquisition and the related estimated weighted average useful lives are as follows:

(in millions)	Fair Value	Weighted Average Useful Life (in years)
Merchant relationships	$171.6	8.0
Channel relationships	80.4	10.0
Technology	40.8	5.0
Trade names	17.1	3.5
Covenants not-to-compete	3.2	2.0
Favorable leases	1.7	6.5
Total acquired identifiable intangible assets	$314.8	7.8

The fair value measurement of the identifiable intangible assets represents Level 3 measurements as defined in ASC 820, Fair Value Measurement. Key assumptions include (a) cash flow projections based on market participant and internal data, (b) a discount rate of 12.0%, (c) a pre-tax royalty rate range of 1.5-8.0%, (d) attrition rate of 12.0%, (e) an effective tax rate of 27%, and (f) a terminal value based on a long-term sustainable growth rate of 3%.

In connection with the acquisition, TSYS incurred $16.3 million in acquisition-related costs primarily related to professional legal, finance, and accounting costs. These costs were expensed as incurred and are included in selling, general and administrative expenses in the Consolidated Statements of Income for the year ended December 31, 2018.

Pro Forma Results of Operations (Unaudited)

The following unaudited pro forma financial information shows the results of operations of the combined entities as if the acquisition of Cayan had occurred on January 1, 2017. The unaudited pro forma information reflects certain pro forma adjustments to the combined financial information of TSYS and Cayan. The pro forma adjustments include incremental depreciation and amortization expense, incremental interest expense associated with new long-term debt and the elimination of non-recurring transaction costs directly related to the acquisition.

Supplemental Pro Forma
Year ended
(in thousands)	December 31, 2017
Total revenues	$5,077,632
Net income attributable to TSYS common shareholders	$549,771

The unaudited pro forma financial information presented above does not purport to represent what the actual results of operations would have been if the acquisition of Cayan’s operations had occurred prior to January 1, 2017, nor is it indicative of the future operating results of TSYS. The unaudited pro forma financial information does not reflect the impact of future events that may occur after the acquisition, including, but not limited to, anticipated cost savings from operating synergies. As discussed in Notes 1 and 2, the most significant impact of the Company’s adoption of ASC 606 as of January 1, 2018 is the result of gross versus net presentation of interchange and payment network fees. In 2018, these fees collected on behalf of the payment networks and card issuers are presented “net” of the amounts paid to them, as opposed to the “gross” presentation for certain of these fees in 2017 and 2016.

The unaudited pro forma financial information presented in the table above has been adjusted to give effect to adjustments that are (1) directly related to the business combination; (2) factually supportable; and (3) expected to have a continuing impact. These adjustments include, but are not limited to, the application of accounting policies; and depreciation and amortization related to fair value adjustments to property, plant and equipment and intangible assets.

The pro forma adjustments do not reflect the following material items that result directly from the acquisition and which impacted statement of operations following the acquisition:

•

Acquisition and related financing transaction costs relating to fees to investment bankers, attorneys, accountants, and other professional advisors, and other transaction-related costs that were not capitalized as deferred financing costs; and

•

The effect of anticipated cost savings or operating efficiencies expected to be realized and related restructuring charges such as technology and infrastructure integration expenses, and other costs related to the integration of Cayan into TSYS.

TransFirst

2017

In 2017, the Company decreased the Merchant Solutions goodwill due to deferred tax adjustments of $12.1 million and the write-off of a note receivable of $727,000 on the opening balance sheet of TransFirst.

2016

On April 1, 2016, the Company acquired all of the outstanding capital stock of TransFirst for an aggregate purchase price of $2.35 billion in cash as of the closing, which was subject to certain working capital and other adjustments, as described in the Purchase Agreement. TransFirst previously operated as a privately held company, under the ownership of Vista Equity Partners. The results of the newly acquired business are being reported by TSYS as part of the Merchant Solutions segment.

The Company funded the cash consideration and the payment of transaction related expenses through a combination of cash-on-hand and proceeds from debt financings, including proceeds drawn under the Company’s 2016 Credit Agreement and the proceeds from the issuance of the 2016 Notes, which together included proceeds of approximately $2.35 billion.

The goodwill amount of $1.7 billion arising from the acquisition is primarily attributable to the expansion of the Merchant Solutions segment’s customer base, differentiated distribution channels and economies of scale expected from combining the operations of TSYS and TransFirst. All of the goodwill was assigned to TSYS’ Merchant Solutions segment. The goodwill recognized is not expected to be deductible for income tax purposes.

Identifiable intangible assets acquired in the TransFirst acquisition include merchant relationships, channel relationships, current technology, the TransFirst trade name, not-to-compete agreements and a favorable lease. The identifiable intangible assets had no significant estimated residual value. These intangible assets are being amortized over their estimated useful lives of one to ten years based on the pattern of expected future economic benefit, which approximates a straight-line basis over the useful lives of the assets. The fair value of the acquired identifiable intangible assets of $814.1 million was estimated using the income approach (discounted cash flow and relief from royalty methods) and cost approach. The fair values and useful lives of the identified intangible assets were primarily determined using forecasted cash flows, which included estimates for certain assumptions such as revenues, expenses, attrition rates and royalty rates.